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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 22, 2006
                Date of Report (Date of earliest event reported)

                               __________________

                            ZOLL MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)
                               __________________


        Massachusetts                0-20225                 04-2711626
 (State or other jurisdiction   (Commission File            IRS Employer
      of incorporation)                No.)              Identification No.)

                       269 Mill Road, Chelmsford, MA 01824
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (978) 421-9655

                                 Not applicable
          (Former name or former address, if changed since last report)
                               __________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-13e-4(c))

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


Item 8.01  Other Events

     On September 20, 2005, ZOLL Medical Corporation (the "Company") filed a Form 8-K disclosing the extension until April 15, 2006 of a previously acquired option to purchase substantially all the assets of Lifecor, Inc., a privately owned medical equipment company that designs, manufactures and markets a wearable external defibrillator system. On March 22, 2006, the Company exercised the option and issued a press release announcing its exercise of the option.

     Pursuant to General Instruction B.2 of Form 8-K, this exhibit is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.


Item 9.01  Financial Statements and Exhibits.

 (c) Exhibits.


   Exhibit No.     Title
   -----------     -----

      99.1 ZOLL Press release dated March 22, 2006 titled "ZOLL Medical Exercises Option to Acquire Business of Lifecor, Inc."

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ZOLL MEDICAL CORPORATION


Date:   March 22, 2006                 By:   /s/ Richard A. Packer
                                             -----------------------------------
                                             Richard A. Packer
                                             President